Filed under Rule 497(e) and Rule 497(k)

Registration Nos. 002-83631

333-53589

VALIC Company I

Core Equity Fund

Health Sciences Fund

Large Cap Core Fund

Mid Cap Strategic Growth Fund

Science & Technology Fund

Small-Mid Growth Fund

Systematic Core Fund

Systematic Value Fund

Value Fund

VALIC Company II

Large Cap Value Fund

Mid Cap Growth Fund

(each, a “Fund”)

Supplement to the Summary Prospectuses and Prospectuses of each Fund,

as supplemented and amended to date

The Board of Directors of VALIC Company I (“VC I”), on behalf of each of the Value Fund, the Core Equity Fund, the Large Cap Core Fund, the Small-Mid Growth Fund and the Health Sciences Fund, and the Board of Trustees of VALIC Company II, on behalf of each of the Large Cap Value Fund and the Mid Cap Growth Fund, (each, a “Target Fund”), have each determined that it is in the best interests of each of its respective Target Funds to reorganize into an existing series of VC I (each, an “Acquiring Fund”). Each proposed transaction is referred to as a “Reorganization.” The Target Fund and the Acquiring Fund for each Reorganization are shown in the table below.

Target Funds	Acquiring Funds
Large Cap Value Fund	Systematic Value Fund
Value Fund	Systematic Value Fund
Core Equity Fund	Systematic Core Fund
Large Cap Core Fund	Systematic Core Fund
Mid Cap Growth Fund	Mid Cap Strategic Growth Fund
Small-Mid Growth Fund	Mid Cap Strategic Growth Fund
Health Sciences Fund	Science & Technology Fund

In each Reorganization, all of the Target Fund’s assets and liabilities would be transferred to the respective Acquiring Fund in exchange for shares of the Acquiring Fund. If the Reorganization is completed, shareholders of the Target Fund will receive shares of the respective

Acquiring Fund, the total value of which will be equal to the total value of their shares of the Target Fund on the date of the Reorganization, after which the Target Fund will cease operations.

Each Target Fund expects to convene a special meeting of its shareholders on or about April 5, 2021 to vote on the approval of its Reorganization. Shareholders of record of each Target Fund as of January 11, 2021 (the “Record Date”), are entitled to notice of and to vote at the special meeting, and they will receive proxy materials describing the relevant Reorganization. The Reorganization of one Target Fund is not contingent upon the Reorganization of any other Target Fund.

Until a Reorganization is completed, each Target Fund will continue sales and redemptions of its shares as described in its Prospectus. However, holders of shares purchased after the Record Date set for each special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Date: October 28, 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.